Exhibit 99.2

Q1 2009 Financial Results April 27, 2009

©2009 Veeco Instruments Inc 042709 Investor Slides 2 First Quarter 2009 Highlights Revenue was $62.8 million, down 39% compared to $102.3 million in Q108, in line with guidance of $60-70 million. Bookings were $53.1 million, down 51% compared to $109.3 million Q108. Net loss was ($20.9) million, or ($0.66) per share, compared to a net loss of ($2.3) million, or ($0.07) per share, last year. Veeco’s guidance was for GAAP EPS to be between ($0.72) – ($0.56) per share. Veeco’s loss per share, excluding certain items, was ($0.22) compared to earnings per share of $0.13 last year, in line with Veeco’s guidance of ($0.25)-($0.17) per share.

©2009 Veeco Instruments Inc 042709 Investor Slides 3 First Quarter 2009 Highlights (continued) Balance sheet remained healthy – Cash balance $93M after $9.6M earn-out for Solar acquisition Executing on cost reduction plans including: – Increased outsourcing – Manufacturing site consolidation – 8 to 4 – Materials costs management – Workforce reduction: Veeco’s headcount approximately 1091 end of March compared to 1318 end of September... goal to be at or below 1000 by end of year Q109 manufacturing, service and operating expenses declined over 20% from Q308 Goal to achieve breakeven cost structure below $80M by Q309

©2009 Veeco Instruments Inc 042709 Investor Slides 4 Q1 2009 Financials ($M except EPS) *Excludes charges *See reconciliation to GAAP at end of presentation Q4 ’08 $88.5 $110.3 39.5% ($77.1) $6.2 $0.11 Q1 ’08 $109.3 $102.3 41.7% $0.2 $6.9 $0.13 Q1 ’09 $53.1 $62.8 34.9% ($18.9) ($9.7) ($0.22) Orders Revenues Gross Margin* Operating (Loss) Income (Loss) EBITA** (Loss) EPS (Non-GAAP)**

First Quarter 2009 Bookings Recap Q109 bookings $53M: business conditions extremely weak in all segments Making traction in building solar business - one bright spot in Q1 bookings Daiyang Metals multi-unit system order Thermal sources continue “key account” penetration – orders from several leading European CIGS manufacturers MOCVD expected pause occurred – very low level systems bookings DS historically low level – cap ex freeze continues – even “non-systems” business declined on low utilization of tools in the field Metrology – weak across all end markets

©2009 Veeco Instruments Inc 042709 Investor Slides 6 $17 $28 $8 $17 $22 $24 First Quarter 2009 Segment Results LED & Solar Process Equipment Data Storage Process Equipment LED & Solar Process Equipment Data Storage Process Equipment (35%) (27%) (38%) (53%) (15%) (32%) Q1 ‘09 Revenues ($M) $63 Million Q1 ‘09 Bookings ($M) $53 Million Metrology Metrology

Q1 2009 Segment Performance $53.1 16.8 7.8 $28.5 Q1 ‘09 $109.3 30.0 40.6 $38.7 Q1 ‘08 -51% -44% -81% -26% (1.7) ($9.7) (2.7) (1.6) ($3.7) Q1 ‘09 (2.4) $6.9 -39% $102.3 $62.8 Unallocated Corporate Veeco Total 1.9 -34% 36.1 23.7 Metrology (1.3) -30% 24.1 16.9 Data Storage $8.7 -47% $42.1 $22.2 LED & Solar Q1 ‘08 Q1 ‘08 Q1 ‘09 $m Revenues Bookings EBITA* *See reconciliation to GAAP at end of presentation

Q2 2009 Guidance Revenues $60-70 million LPS GAAP ($0.64) – ($0.48) per share Non-GAAP LPS $(0.24) – ($0.15) (utilizing 35% tax rate) Non-GAAP Calculation also excludes: Estimated Q2 restructuring charges of $2.7 to $3.2 million Amortization of $1.9 million Equity-based compensation of $2.3 million Non-cash interest of $0.7 million Balance Sheet Anticipate modest use of cash in Q2

©2009 Veeco Instruments Inc 042709 Investor Slides 9 Business Outlook Remain extremely cautious... but... early signs of improvement – LED: improved utilization rates of equipment, increased quoting activity, no significant additional push-outs – Solar: actively quoting systems to large number of potential CIGS customers – Data Storage: equipment utilization up, customers’ business conditions improve – Metrology • Increased quoting activity for instruments... positive response to ICON and Catalyst new tools • Potential positive impact of Stimulus funding (NIST/NSF, etc) to Veeco research/university customer base in 2H09

Business Outlook Due to weak Q1 order rate, Veeco is implementing additional temporary cost cutting activities: Salary reductions, reductions in bonuses and profit sharing and plant shut-downs When combined with those actions already underway will reduce manufacturing overhead, service and operating expenses by approximately $40M in 2009 vs. 2008 Currently believe Q2 orders will improve from Q1 trough level

Restructuring Program Drives Lower Breakeven in 2009 Note: See reconciliation tables 7% $38M 40% $110M Q4 ’08 (15%) $33M 35% $63M Q1 ’09 6-7% $35-36M 43-44% $90-100M “Modest Recovery Quarter” 15-17% 0-1% (18-9%) EBITA % $35-36M $34-35M $32-33M Operating Spending 45-46% 41-42% 33-35% GM $110-120M $80M $60-70M Revenue “End Market Recovery Model” Breakeven Quarter Q2 ’09F

Veeco Balance Sheet $225.8 $204.6 Shareholder’s Equity $98.5 $99.2 Long-Term Debt (including current portion) $429.5 $387.3 Total Assets $64.4 $63.3 Fixed Assets, Net $168.5 $151.0 Working Capital $103.8 $93.0* Cash Equivalents (in millions) * Earn-out paid to Mill Lane Engineering solar acquisition in Q1’09 was $9.6M December 31, 2008 March 31, 2009

©2009 Veeco Instruments Inc 042709 Investor Slides 13 Safe Harbor Statement To the extent that this presentation discusses expectations or otherwise make statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risk factors discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. In addition, this presentation includes non-GAAP financial measures. For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10-K and 10-Q filings available on www.veeco.com.

©2009 Veeco Instruments Inc 042709 Investor Slides 14 Back-Up and Reconciliation Slides

Income Statements 2008 2009 March 31, Three months ended (In thousands, except per share data) 31,161 31,515 Diluted weighted average shares outstanding 31,161 31,515 Weighted average shares outstanding ($0.07) ($0.66) Diluted net loss attributable to Veeco ($0.07) ($0.66) Net loss attributable to Veeco Loss per common share: ($2,296) ($20,902) Net loss attributable to Veeco (76) (42) Net loss attributable to noncontrolling interest (2,372) (20,944) Net loss including noncontrolling interest 919 378 Income tax provision (1,453) (20,566) Loss before income taxes 1,605 1,709 Interest expense, net 152 (18,857) Operating (loss) income 42,474 39,239 Total operating expenses 4 1,486 Other expense, net 285 - Asset impairment charge 2,875 4,431 Restructuring expense 1,956 1,829 Amortization expense 14,726 12,886 Research and development expense 22,628 18,607 Selling, general and administrative expense Operating expenses: 42,626 20,382 Gross profit 59,681 42,467 Cost of sales $102,307 $62,849 Net sales

Balance Sheets (Unaudited) 2008 2009 December 31, March 31, (In thousands) $ 429,541 $ 387,275 Total liabilities and shareholders' equity 225,810 204,597 Total shareholders' equity 784 742 Noncontrolling interest 225,026 203,855 Shareholders' equity attributable to Veeco 105,261 105,683 Total non-current liabilities 2,391 1,941 Other non-current liabilities 98,330 98,971 Long-term debt 4,540 4,771 Deferred income taxes 98,470 76,995 Total current liabilities 354 13 Income taxes payable 196 200 Current portion of long-term debt 1,346 1,425 Deferred profit 66,964 50,307 Accrued expenses $ 29,610 $ 25,050 Accounts payable Current liabilities: LIABILITIES AND SHAREHOLDERS' EQUITY $ 429,541 $ 387,275 Total assets 39,011 36,858 Other assets, net 59,160 59,160 Goodwill 64,372 63,275 Property, plant and equipment, net 266,998 227,982 Total current assets 2,185 2,077 Deferred income taxes 6,425 6,217 Prepaid expenses and other current assets 94,930 88,729 Inventories, net 59,659 37,911 Accounts receivable, net $ 103,799 $ 93,048 Cash and cash equivalents Current assets: ASSETS

Reconciliation to GAAP Measure Table 2008 2009 March 31, Three months ended During the first quarter of 2009, the Company recorded a restructuring charge of $4.4 million, consisting primarily of personnel severance and related costs. During the first quarter of 2008, the Company recorded a restructuring charge of $2.9 million, consisting of $2.6 million of costs associated with the consolidation and relocation of the lease for our Corporate headquarters, and $0.3 million of personnel severance costs. During the first quarter of 2008, the Company recorded a $0.3 million asset impairment charge related to fixed asset write-offs associated with the consolidation and relocation of our Corporate headquarters. During the first quarter of 2009, the Company recorded a $1.5 million inventory write-off in its Data Storage segment associated with the discontinuance of certain products. This was included in cost of sales in the GAAP income statement. Adjustment to exclude non-cash interest expense on convertible subordinated notes. NOTE - The above reconciliation is intended to present Veeco's operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information. ($ in thousands, except per share data) 31,301 31,515 Diluted weighted average shares outstanding $0.13 ($0.22) (Loss) earnings excluding certain items per diluted share attributable to Veeco $3,939 ($6,917) (Loss) earnings excluding certain items attributable to Veeco (49) (27) Loss attributable to noncontrolling interest, net of income tax benefit at 35% 3,890 (6,944) Loss (earnings) excluding certain items (2,095) 3,739 Income tax benefit (provision) at 35% 5,985 (10,683) (Loss) earnings excluding certain items before income taxes (5) (713) (5) (699) Adjustment to add back non-cash portion of interest expense 1,605 1,709 Interest expense, net 6,877 (9,673) excluding certain items ("EBITA") (Loss) earnings before interest, income taxes and amortization - (4) 1,526 Inventory write-off (3) 285 - Asset impairment charge (2) 2,875 (1) 4,431 Restructuring expense 1,609 1,398 Equity-based compensation expense 1,956 1,829 Amortization expense Adjustments: $152 ($18,857) Operating (loss) income

Segment Data 2008 2009 March 31, March 31, Three months ended ($ in thousands) ** Refer to footnotes on "Reconciliation of operating (loss) income to (loss) earnings excluding certain items" for further details. $ 6,877 $ (9,673) (Loss) EBITA ** 285 - Asset impairment charge - 1,526 Inventory write-off 2,875 4,431 Restructuring expense 1,609 1,398 Equity-based compensation expense 1,956 1,829 Amortization expense $ 152 $ (18,857) Operating (loss) income $ 102,307 $ 62,849 Revenues $ 109,259 $ 53,050 Bookings Total $ (2,417) $ (1,624) (Loss) EBITA ** 285 - Asset impairment charge 2,561 187 Restructuring expense 1,257 754 Equity-based compensation expense 111 72 Amortization expense $ (6,631) $ (2,637) Operating loss Unallocated Corporate $ 1,948 $ (2,705) (Loss) EBITA ** 190 2,124 Restructuring expense 126 236 Equity-based compensation expense 406 577 Amortization expense $ 1,226 $ (5,642) Operating (loss) income $ 36,097 $ 23,742 Revenues $ 29,972 $ 16,711 Bookings Metrology $ (1,321) $ (1,632) (Loss) EBITA ** - 1,526 Inventory write-off 124 1,386 Restructuring expense 151 252 Equity-based compensation expense 952 405 Amortization expense $ (2,548) $ (5,201) Operating loss $ 24,078 $ 16,905 Revenues $ 40,610 $ 7,818 Bookings Data Storage Process Equipment $ 8,667 $ (3,712) (Loss) EBITA ** - 734 Restructuring expense 75 156 Equity-based compensation expense 487 775 Amortization expense $ 8,105 $ (5,377) Operating (loss) income $ 42,132 $ 22,202 Revenues $ 38,677 $ 28,521 Bookings LED & Solar Process Equipment

©2009 Veeco Instruments Inc 042709 Investor Slides 19 Q2 ’09 Guidance LOW HIGH Guidance for the three months ended June 30, 2009 (1) During the second quarter of 2009, the Company expects to record a restructuring charge between $2.7 and $3.2 million. (2) Adjustment to exclude non-cash interest expense on convertible subordinated notes. NOTE - The above reconciliation is intended to present Veeco’s operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on earnings before interest, income taxes and amortization excluding certain items (“EBITA”), which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information. (Unaudited) Operating loss ($18,100) ($13,000) Adjustments: Amortization expense 1,900 1,900 Restructuring expense 3,200 (1) 2,700 (1) Equity-based compensation expense 2,300 2,300 Loss before interest, income taxes and amortization excluding certain items (“EBITA”) (10,700) (6,100) Interest expense, net 1,700 1,700 Adjustment to add back non-cash portion of interest expense (700) (2) (700) (2) Loss excluding certain items before income taxes (11,700) (7,100) Income tax benefit at 35% (4,095) (2,485) Loss excluding certain items (7,605) (4,615) Loss attributable to noncontrolling interest, net of income tax benefit at 35% - - Loss excluding certain items attributable to Veeco ($7,605) ($4,615) Loss per diluted share excluding certain items attributable to Veeco ($0.24) ($0.15) Diluted weighted average shares outstanding 31,600 31,600

Retroactive Application of FASB Staff Position APB 14-1 and SFAS 160

BALANCE SHEETS: (Unaudited)		December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Long-term debt								
As originally reported		$108,669	$120,889	$120,939	$120,987	$121,035	$146,450	$146,496
Adjustment for FSP APB 14-1	(1)	(10,339)	(12,283)	(13,023)	(13,754)	(14,467)	(15,172)	(15,860)
As adjusted		$98,330	$108,606	$107,916	$107,233	$106,568	$131,278	$130,636
Additional paid-in capital								
As originally reported		$409,982				$399,795		
Adjustment for FSP APB 14-1	(1)	16,318				16,318		
As adjusted		$426,300				$416,113		
Accumulated deficit								
As originally reported		($202,778)				($131,715)		
Adjustment for FSP APB 14-1	(1)	(5,979)				(1,851)		
As adjusted		($208,757)				($133,566)		
Total shareholders' equity								
As originally reported		$214,687	$284,232	$281,744	$276,860	$273,677	$280,422	$282,406
Adjustment for FSP APB 14-1	(1)	10,339	12,283	13,023	13,754	14,467	15,172	15,860
Shareholders' equity attributable to Veeco as adjusted		225,026	296,515	294,767	290,614	288,144	295,594	298,266
Adjustment for noncontrolling interest per SFAS 160	(2)	784	814	868	938	1,014	1,160	1,802
Total shareholders' equity as adjusted		$225,810	$297,329	$295,635	$291,552	$289,158	$296,754	$300,068

(1) We adopted FASB Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) ("FSP APB 14-1") as of January 1, 2009 and have applied it retrospectively to our 4.125% Convertible Subordinated Notes ("Notes") for all periods presented, as required. FSP APB 14-1 requires issuers of convertible debt that can be settled in cash to separately account for (i.e., bifurcate) the portion of the debt associated with the conversion feature and reclassify this portion to stockholders' equity. The liability portion, which represents the fair value of the debt without the conversion feature, is accreted to its face value using the effective interest method by amortizing the discount between the face amount and the fair value. The amortization is recorded as non-cash interest expense. The $5.0 million net gain we recorded in connection with the November 2008 repurchase of $12.2 million of the Notes was reduced to $3.8 million upon the adoption of FSP APB 14-1, which required that the gain be calculated based on the fair value of the portion repurchased as of the repurchase date.

(2) We adopted Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements – an Amendment of ARB No. 51 ("SFAS 160"), as of January 1, 2009. The most significant provisions of this statement result in changes to the presentation of noncontrolling interests in the consolidated financial statements, such as including noncontrolling interests as a part of total shareholders' equity on the balance sheet. Prior to the adoption of SFAS 160 we presented noncontrolling interests in the mezzanine between liabilities and shareholders' equity. The adoption of this statement impacted the manner in which we present noncontrolling interest for all periods but did not impact our consolidated financial position or results of operations in any period.

20 ©2009 Veeco Instruments Inc 042709 Investor Slides

Veeco

Retroactive Application of FASB Staff Position APB 14-1 and SFAS 160

STATEMENTS OF OPERATIONS: (Unaudited)		Three months ended						
		December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Interest expense, net								
As originally reported		$899	$1,052	$969	$892	$757	$665	$772
Adjustment for FSP APB 14-1	(1)	733	740	731	713	705	688	458
As adjusted		$1,632	$1,792	$1,700	$1,605	$1,462	$1,353	$1,230
Gain on extinguishment of debt								
As originally reported		($4,969)	-	-	-	-	-	-
Adjustment for FSP APB 14-1	(1)	1,211	-	-	-	-	-	-
As adjusted		($3,758)	-	-	-	-	-	-
Net (loss) income attributable to Veeco	(2)							
As originally reported		($72,009)	($1,673)	$4,202	($1,583)	($9,374)	($5,683)	($2,595)
Adjustment for FSP APB 14-1	(1)	(1,944)	(740)	(731)	(713)	(705)	(688)	(458)
As adjusted		($73,953)	($2,413)	$3,471	($2,296)	($10,079)	($6,371)	($3,053)
Net (loss) income per share attributable to Veeco	(2)							
As originally reported		($2.29)	($0.05)	$0.13	($0.05)	($0.30)	($0.18)	($0.08)
Adjustment for FSP APB 14-1	(1)	(0.06)	(0.03)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
As adjusted		($2.35)	($0.08)	$0.11	($0.07)	($0.32)	($0.20)	($0.10)
Diluted (loss) income per share attributable to Veeco	(2)							
As originally reported		($2.29)	($0.05)	$0.13	($0.05)	($0.30)	($0.18)	($0.08)
Adjustment for FSP APB 14-1	(1)	(0.06)	(0.03)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
As adjusted		($2.35)	($0.08)	$0.11	($0.07)	($0.32)	($0.20)	($0.10)
Weighted average shares outstanding		31,500	31,458	31,255	31,161	31,128	31,100	30,926
Diluted weighted average shares outstanding		31,500	31,458	31,590	31,161	31,128	31,100	30,926

(1) We adopted FASB Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) ("FSP APB 14-1") as of January 1, 2009 and have applied it retrospectively to our 4.125% Convertible Subordinated Notes ("Notes") for all periods presented, as required. FSP APB 14-1 requires issuers of convertible debt that can be settled in cash to separately account for (i.e., bifurcate) the portion of the debt associated with the conversion feature and reclassify this portion to stockholders' equity. The liability portion, which represents the fair value of the debt without the conversion feature, is accreted to its face value using the effective interest method by amortizing the discount between the face amount and the fair value. The amortization is recorded as non-cash interest expense. The $5.0 million net gain we recorded in connection with the November 2008 repurchase of $12.2 million of the Notes was reduced to $3.8 million upon the adoption of FSP APB 14-1, which required that the gain be calculated based on the fair value of the portion repurchased as of the repurchase date.

(2) We adopted Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements – an Amendment of ARB No. 51 ("SFAS 160"), as of January 1, 2009. The most significant provisions of this statement result in changes to the presentation of noncontrolling interests in the consolidated financial statements, such as inserting a subtotal on the Statement of Operations after deducting taxes but before deducting noncontrolling interest. Prior to the adoption of SFAS 160, the line item "Net (loss) income attributable to Veeco" was referred to as "Net (loss) income." Similarly, prior to the adoption of SFAS 160 the line items "Net (loss) income per share attributable to Veeco" and "Diluted net (loss) income per share attributable to Veeco" were referred to as "Net (loss) income per common share" and "Diluted net (loss) income per common share," respectively. The adoption of this statement impacted the manner in which we present noncontrolling interest for all periods but did not impact our consolidated financial position or results of operations in any period.

21 ©2009 Veeco Instruments Inc 042709 Investor Slides

Veeco